UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Report to Stockholders.

Heitman US Real Estate Securities Fund

Institutional Class – htmix
Investor Class – htmnx

Semi-Annual Report

June 30, 2018

HEITMAN US REAL ESTATE SECURITIES FUND

Semi-Annual Commentary

The first half of 2018 saw talk of tariffs and trade wars dominate the news headlines, which caused a more “risk off” mood in the overall market compared to the bullishness that began the year. Softening purchasing manager indices also contributed to the defensive tone of the market as growth outlooks were in jeopardy of lowering. However, REITs managed to make a small gain for the period as interest rates stabilized after rising abruptly to start the year, with some of the more underperforming names reversing their performance from the early part of the year.

REITs had a strong positive quarter, reversing the decline from the first quarter

Looking around the globe, we saw a mixed bag when it came to the direction of interest rates. For example, rates rose in Singapore while Hong Kong experienced a sharply rising 3-month HIBOR1, which ended the quarter over 2% for the first time since the Global Financial Crisis in 2008. In Europe, bund yields declined on the back of heightened political uncertainty in Italy as well as concerns over the anticipated negative impacts from a potential US-led global trade war.

In the US, REITs had a strong positive second quarter, reversing the decline from the first quarter as the 10-year yield stabilized and mergers and acquisitions (M&A) activity continued to be robust, whether it was in announced deals or speculation about potential deals.

SECTOR OVERVIEW

The back and forth threats of tariffs between the US and China and the prospect for a full trade war put a halt to the rise in interest rates, which reached a peak of 3.11% in mid-May. Despite the rise in interest rates at the start of the year, we have not seen a substantial rise in debt costs as spreads have tightened to offset the rise in base rates. We believe spreads can absorb a small additional rise in rates before all-in borrowing costs are affected. That said, we are seeing lenders continue to be aggressive in putting capital to work in the debt market which is supportive of real estate values. This caused REITs to rise significantly during the quarter.

As Amazon continues driving changes in the retail sector, this effect is now spreading to other parts of the business world

We continue to favor data centers given continued exponential growth in global data usage and the need for cloud service providers to meet that demand with more space for servers. While valuations are expensive in the industrial sector, we believe fundamentals will remain robust. As Amazon continues driving changes in the retail sector, this effect is now spreading to other parts of the business world, including business-to-business models. As the purchasing managers for these companies get used to receiving orders on time from Amazon in their personal lives, they are starting to ask the same of their business partners, which is causing these companies to reconfigure their supply chains and drive demand for more space.

____________________

1  Hong Kong Interbank Offered Rate

HEITMAN US REAL ESTATE SECURITIES FUND

Semi-Annual Commentary – Continued

As we’ve noted in the past, we expect M&A to be a continued theme and the start to 2018 was no exception. GGP, Gramercy Property Trust, LaSalle Hotel Properties, DCT Industrial Trust, and Educational Realty Trust all received and accepted M&A offers from either public or private acquirers. As long as the capital markets remain robust and public stocks trade at a discount to private market values, we expect M&A activity to continue.

INVESTMENT OUTLOOK

When we look around the globe at real estate fundamentals, we see a continued positive environment with job growth driving demand and supply remaining at or below long-run averages in most sectors and cities. This should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to M&A and other methods to create value to close the gap between public and private valuations. That theme continued this period with several announced deals along with speculation about potential deals.

We see a continued positive environment with supply remaining at or below long-run averages in most sectors and cities

HEITMAN US REAL ESTATE SECURITIES FUND

Semi-Annual Commentary – Continued

Disclosures

–	Past performance is no guarantee of future results.

–	The firm uses Bloomberg as its source for research, economic information and market data.

–	The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman.

–	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

–
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

–	There is no guarantee that any market forecast set forth in this presentation will be realized.

–
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

–	Commentary not to be re-distributed without permission.

–	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities LLC is the investment advisor.

–	Must be preceded or accompanied by the Prospectus.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  The expenses shown in the example are meant to highlight ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, shareholder costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2018)	(1/1/2018)	(6/30/2018)	(1/1/2018 to 6/30/2018)
Institutional Class Actual(2)	0.49%	$1,000.00	$1,022.00	$2.46
Institutional Class Hypothetical
(5% annual return before expenses)	0.49%	$1,000.00	$1,022.36	$2.46

Investor Class Actual(2)	0.74%	$1,000.00	$1,020.00	$3.71
Investor Class Hypothetical
(5% annual return before expenses)	0.74%	$1,000.00	$1,021.12	$3.71

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2018 through June 30, 2018, of 2.20% and 2.00% for Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)
(% Of Net Assets)
June 30, 2018
Real Estate Investment Trusts (“REITs”)(1)

(1)	Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited)
June 30, 2018

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) – 99.31%

Diversified REITs – 6.31%
Empire State Realty Trust, Inc., Class A	6,665	$113,971
Forest City Realty Trust, Inc., Class A	2,360	53,832
Liberty Property Trust	3,315	146,954
Washington Real Estate Investment Trust	3,880	117,680
		432,437
Health Care REITs – 11.23%
CareTrust REIT, Inc.	2,835	47,316
HCP, Inc.	2,999	77,434
Physicians Realty Trust	7,730	123,216
Sabra Health Care REIT, Inc.	5,404	117,429
Welltower, Inc.	6,441	403,787
		769,182
Hotel & Resort REITs – 6.79%
Host Hotels & Resorts, Inc.	8,733	184,004
Summit Hotel Properties, Inc.	7,025	100,528
Sunstone Hotel Investors, Inc.	10,886	180,925
		465,457
Industrial REITs – 8.30%
DCT Industrial Trust, Inc.	3,684	245,833
Duke Realty Corporation	6,285	182,454
Prologis, Inc.	2,134	140,182
		568,469
Office REITs – 12.34%
Alexandria Real Estate Equities, Inc.	1,328	167,554
Boston Properties, Inc.	1,950	244,569
Brandywine Realty Trust	6,998	118,126
Highwoods Properties, Inc.	2,671	135,500
Hudson Pacific Properties, Inc.	4,391	155,573
Kilroy Realty Corporation	315	23,826
		845,148
Residential REITs – 17.67%
American Campus Communities, Inc.	3,392	145,449
Apartment Investment & Management Company, Class A	5,982	253,039
AvalonBay Communities, Inc.	2,701	464,275
Camden Property Trust	1,757	160,115
Education Realty Trust, Inc.	74	3,071
Invitation Homes, Inc.	8,012	184,757
		1,210,706

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2018

	Shares	Value
Retail REITs – 17.51%
DDR Corporation	5,338	$95,550
Federal Realty Investment Trust	1,861	235,510
GGP, Inc.	7,504	153,307
The Macerich Company	1,095	62,229
Retail Properties of America, Inc., Class A	7,853	100,361
Simon Property Group, Inc.	3,248	552,777
		1,199,734
Specialized REITs – 19.16%
CubeSmart	4,803	154,753
CyrusOne, Inc.	3,140	183,250
Digital Realty Trust, Inc.	1,220	136,128
Equinix, Inc.	1,052	452,244
Extra Space Storage, Inc.	2,186	218,185
Public Storage	740	167,876
		1,312,436
Total REITs
(Cost $6,344,697)		6,803,569

SHORT TERM INVESTMENTS – 0.36%
First American Treasury Obligations Fund, Class X, 1.79% (a)	24,504	24,504
Total Short Term Investments
(Cost $24,504)		24,504
Total Investments
(Cost $6,369,201) – 99.67%		6,828,073
Other Assets In Excess Of Liabilities – 0.33%		22,538
Net Assets – 100.00%		$6,850,611

(a)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2018

ASSETS:
Investments, at value (Cost $6,369,201)	$6,828,073
Receivable for investments sold	87,698
Dividends and interest receivable	21,722
Receivable from Adviser for expense reimbursement	25,028
Prepaid expenses and other receivables	10,972
Total assets	6,973,493

LIABILITIES:
Payable for investments purchased	74,301
Payable for fund administration and accounting fees	17,009
Payable for transfer agent fees	8,466
Payable for compliance fees	1,951
Payable for custodian fees	1,778
Payable for trustees’ fees	214
Distribution fees payable	11
Accrued expenses and other liabilities	19,152
Total liabilities	122,882
NET ASSETS	$6,850,611

NET ASSETS CONSIST OF:
Paid-in capital	$6,242,000
Accumulated undistributed net investment income	60,904
Accumulated undistributed net realized gain on investments	88,835
Net unrealized appreciation on investments	458,872
Total net assets	$6,850,611

	Institutional	Investor
	Class	Class
Net assets	$6,840,409	$10,202
Shares issued and outstanding(1)	669,352	1,000
Net asset value, and offering price per share(2)	$10.22	$10.20

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2018

INVESTMENT INCOME:
Dividend income	$69,693
Interest income	533
Total investment income	70,226

EXPENSES:
Fund administration and accounting fees (See note 3)	50,825
Transfer agent fees (See note 3)	28,699
Professional fees	18,987
Investment advisory fees (See note 3)	10,942
Compliance fees (See note 3)	5,951
Custodian fees (See note 3)	5,810
Trustees’ fees (See note 3)	5,007
Other	3,715
Reports to shareholders	3,300
Federal and state registration fees	2,935
Distribution fees (Investor Class) (See note 5)	11
Total expense before reimbursement	136,182
Less: Expense reimbursement by Adviser (See note 3)	(126,860)
Net expenses	9,322
NET INVESTMENT INCOME	60,904

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	88,835
Net change in unrealized appreciation on investments	458,872
Net realized and change in unrealized gain on investments	547,707
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$608,611

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

Six Months Ended
June 30, 2018
(Unaudited)
OPERATIONS:
Net investment income	$60,904
Net realized gain on investments	88,835
Net change in unrealized appreciation on investments	458,872
Net increase in net assets resulting from operations	608,611

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	6,242,000

NET INCREASE IN NET ASSETS	6,850,611

NET ASSETS:
Beginning of period	—
End of period, including accumulated net investment income of $60,904	$6,850,611

(1)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
Institutional Class:	Shares	Amount
Issued	685,027	$6,382,010
Redeemed	(15,675)	(150,010)
Net increase	669,352	$6,232,000
Investor Class:
Issued	1,000	$10,000
Redeemed	—	—
Net increase	1,000	$10,000
Net increase in shares outstanding	670,352	$6,242,000

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

Six Months Ended
June 30, 2018
(Unaudited)
Institutional Class

PER SHARE DATA(1):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.15
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.22
Net asset value, end of period	$10.22

TOTAL RETURN(3)	2.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,840
Ratio of gross expenses to average net assets:
Before expense reimbursement(4)	7.09%
After expense reimbursement(4)	0.49%
Ratio of net investment income to average net assets(4)	3.17%
Portfolio turnover rate(3)(5)	74%

(1)	For a share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

Six Months Ended
June 30, 2018
(Unaudited)
Investor Class

PER SHARE DATA(1):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.14
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.20
Net asset value, end of period	$10.20

TOTAL RETURN(3)	2.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10
Ratio of gross expenses to average net assets:
Before expense reimbursement(4)	7.34%
After expense reimbursement(4)	0.74%
Ratio of net investment income to average net assets(4)	2.92%
Portfolio turnover rate(3)(5)	74%

(1)	For a share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited)
June 30, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”).

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on December 29, 2017. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Both share classes have no deferred sales charge and a 1.00% redemption fee. Investor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.15% of average daily net assets. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Board of Trustees, in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –    Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –    Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –   Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
REITs(1)	$6,803,569	$—	$—	$6,803,569
Short Term Investments	24,504	—	—	24,504
	$6,828,073	$—	$—	$6,828,073

(1)	Please refer to the Schedules of Investments to view REITs segregated by sub-industry type.

As of June 30, 2018, the Fund did not hold any Level 2 or Level 3 securities. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended June 30, 2018, there were no transfers between levels.

B.  Real Estate Investment Trusts (“REITS”) – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents,

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short- term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Heitman Real Estate Securities, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any distribution fees – Investor Class (see Note 5), shareholder servicing fees – Investor Class (see Note 5) acquired fund fees and expenses, front-end or contingent deferred loads, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Advisor voluntarily waived its management fee and/or absorbed expenses to the Fund by an additional 0.285% bringing the cap to 0.485% for the fiscal year ended December 31, 2018.  Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
6/30/2021	$126,860

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2018, are disclosed in the Statement of Operations. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At June 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$6,369,201
Gross unrealized appreciation	478,284
Gross unrealized depreciation	(19,412)
Net unrealized appreciation	$458,872

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

There were no distributions made by the Fund during the period ended June 30, 2018.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. During the period ended June 30, 2018, the Investor Class did not pay out any distribution fees.  During the period ended June 30, 2018, the Investor Class did not pay or accrue shareholder servicing fees.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2018, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	8,975,207	2,698,994

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, one omnibus account owned 57.4% of the outstanding shares of the Fund for the benefit of its customers.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There are no subsequent events to report that would have a material impact on the Fund’s financial statements and the notes to the financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
June 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (2) on the SEC’s website at www.sec.gov.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at an in-person meeting held on October 25-26, 2017 (the “Meeting”), the Board, including the Independent Trustees, considered and approved an advisory agreement (the “Advisory Agreement”) with Heitman Real Estate Securities LLC (“Heitman”) for the Heitman U.S. Real Estate Securities Fund (the “Fund”) for an initial two-year term.  At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Heitman to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, Heitman provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Heitman included materials describing, among other matters: (i) the nature, extent, and quality of the services to be provided by Heitman, including Heitman’s personnel and portfolio managers and its compliance program; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses and the management fees to be payable by the Fund to Heitman compared with those of a peer group of mutual funds; (iv) Heitman’s projected profitability; and (v) other potential “fall-out” benefits Heitman and/or its affiliates may receive based on their relationships with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including but not limited to the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.  The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Heitman under the Advisory Agreement.  This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund.  It also included information about Heitman’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered that Heitman’s U.S. Diversified Real Estate Securities strategy, which would be the principal strategy for the Fund, has been operational for the past 27 years and is diversified amongst all sectors within the U.S. economy. The Board noted Heitman’s experience with the strategy and the U.S. real estate market. The Board also met with representatives from Heitman in person.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued

The Board evaluated the ability of Heitman, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.  The Board further considered the compliance program and compliance record of Heitman, and that neither contained deficiencies as of the Meeting.

Investment Performance

The Board acknowledged that the Fund is newly formed and had no actual investment performance record. The Board received investment performance information for the Heitman U.S. Diversified Wilshire Strategy Composite, which is a composite of accounts that have the same strategy and portfolio manager as the Fund, including comparisons of such performance to a relevant benchmark index. The Board was advised that this strategy is substantially similar to that of the Fund, though the Board recognized it was not the Fund’s own performance information and operating history. The Board noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

Fund Expenses and Investment Management Fee Rate

The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various expense components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these expense ratios in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc. based on screening criteria applied by USBFS in consultation with Heitman.  The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group.  The Board noted that the Fund’s net operating expense ratio for each share class was lower than the average and median ratios of the Fund’s Expense Group.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to Heitman for investment advisory services (the “Management Fee Rate”).  Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group.  The Board noted that the Management Fee Rate of the Fund was lower than the average and median rates for the Expense Group.

The Board also received and evaluated information about the nature and extent of services offered and fee rates charged by Heitman to other types of clients and understood that, considering the services offered to the Fund, the fees charged to the Fund would be in line with other types of clients.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services to be covered by the Advisory Agreement.

Profitability

The Board acknowledged that there is no actual information about Heitman’s profitability earned from the Fund, but considered information about Heitman’s projected profitability based on a set of assumptions.  The Board noted that it would have an opportunity to review actual profitability earned from the Fund in the context of future contract renewals.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued

Economies of Scale

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that Heitman did not present the Board with information regarding the extent to which economies of scale were expected to be realized as the assets of the Fund grows.  The Board noted that the Management Fee Rate does not include breakpoints but that the proposed fee waiver and expense reimbursement arrangements are a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

Other Benefits to Heitman

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Heitman, as a result of its relationship with the Fund.  Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions, which Heitman anticipated would likely broaden the amount of assets under management used to generate soft-dollar credits.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreement for an initial two-year term.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
191 North Wacker Drive
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Series Portfolios Trust

By (Signature and Title)*                   /s/ John Hedrick
John Hedrick, President

Date       08/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Hedrick
John Hedrick, President

Date       08/29/2018

By (Signature and Title)*                    /s/ David Cox
David Cox, Treasurer

Date       08/29/2018

* Print the name and title of each signing officer under his or her signature.